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                                                                   EXHIBIT 10.17

                                                              LPRH Draft 5-16-96



                       Waiver and Contribution Agreement



                               as of May 24, 1996



Wyndham Hotel Corporation
2001 Bryan Street, Suite 2300
Dallas, Texas 75201


Ladies and Gentlemen:

         Reference is made to the Registration Statement on Form S-1 (File No. 333-2214) (as supplemented or amended prior to the execution and delivery of this agreement, the "Registration Statement") of Wyndham Hotel Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the prospectus (the "Prospectus") included in the Registration Statement.

         In connection with the Formation, the undersigned has acquired unregistered shares of Common Stock, par value $.01 per share (the "Restricted Shares"), of the Company in exchange for certain assets (the "Investment").
The undersigned understands that (i) the offer and sale of the Restricted Shares issued pursuant to the Formation were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the failure to register such offer and sale could result in the undersigned having certain rights under the federal securities laws, including a right to rescind the Investment.

         For the benefit of the Company and in consideration of, among other things, the Company's consummation of the Investment, the undersigned (i) hereby waives any and all rights that the undersigned now has or may hereafter have to rescind the Investment on the basis that the offer and sale of the Restricted Shares issued pursuant to the Formation were not registered (the "Waiver") and (ii) agrees that if the Waiver is deemed void or unenforceable for any reason including, without limitation, Section 14 of the Securities Act, then the entire beneficial interest in all property and amounts received by the undersigned in any action to rescind the Investment (regardless of whether such action was initiated by the undersigned) or otherwise received by the undersigned as damages for failure to register the offer and sale of the Restricted Shares under the Securities Act, will be promptly paid over and contributed by the undersigned to the Company (or, if the Company so requests, to a subsidiary of the Company), for no
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Wyndham Hotel Corporation
as of May 24, 1996
Page 2


additional consideration from the Company, other than the Restricted Shares originally issued pursuant to the Formation.

         The undersigned hereby consents to the disclosure of this agreement in the Prospectus.

                                        Very truly yours,

                                        [Existing Owner]


                                        By:
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                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------